UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06474

Dreyfus Growth and Income Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	4/30/16

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus Growth and Income Fund, Inc.

SEMIANNUAL REPORT April 30, 2016

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E   F U N D

F O R    M O R E    I N F O R M AT I O N

Back Cover

Dreyfus Growth and Income Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Growth and Income Fund, Inc., covering the six-month period from November 1, 2015 through April 30, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

A choppy U.S. economic recovery remained intact over the reporting period. Steady job growth, declining unemployment claims, improved consumer confidence, and higher housing prices supported an economic expansion that so far has lasted nearly seven years. These factors, along with low inflation, prompted the Federal Reserve Board in December 2015 to raise short-term interest rates for the first time in nearly a decade.

On the other hand, the global economy continued to stagnate despite historically aggressive monetary policies, including negative short-term interest rates in Europe and Japan. Global growth has been hampered by weak demand, volatile commodity prices, the lingering effects of various financial crises, unfavorable demographic trends, and low productivity growth. These developments proved especially challenging for financial markets in early 2016, but stocks and riskier sectors of the bond market later rallied strongly to post positive total returns, on average, for the reporting period overall.

While we are encouraged by the recent resilience of the financial markets, we expect volatility to persist over the foreseeable future until global economic uncertainty abates. In addition, wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets suggest that selectivity may be an important determinant of investment success over the months ahead. We encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona

President

The Dreyfus Corporation

May 16, 2016

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2015 through April 30, 2016, as provided by John Bailer, Elizabeth Slover, Leigh N. Todd, and David S. Intoppa, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended April 30, 2016, Dreyfus Growth and Income Fund, Inc. produced a total return of -1.50%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”), produced a total return of 0.43% for the same period.2

U.S. stocks ended the reporting period with roughly flat returns despite high levels of market volatility. The fund underperformed its benchmark, mainly due to asset allocation and security selection shortfalls.

Effective December 2015, Leigh N. Todd and David S. Intoppa became Portfolio Managers for the fund.

The Fund’s Investment Approach

The fund seeks long-term capital growth, current income, and growth of income consistent with reasonable investment risk by normally investing primarily in stocks of domestic and foreign issuers. We choose stocks through a disciplined investment process that combines computer modeling techniques, bottom-up fundamental analysis, and risk management. The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics similar to those of the S&P 500 Index. In selecting securities, we seek companies that possess some or all of the following characteristics: growth of earnings potential; operating margin improvement; revenue growth prospects; business improvement; good business fundamentals; dividend yield consistent with the fund’s strategy pertaining to income, value, or how a stock is priced relative to its perceived intrinsic worth; and a healthy financial profile, which measures the financial well-being of the company.

Volatility Undermined Stock Market Performance

Domestic equity prices traded in a relatively narrow range in late 2015, with some industry groups, such as the information technology, health care and financials sectors, benefiting from encouraging economic data, resilient corporate earnings, and greater mergers-and-acquisitions activity. Other areas, including the energy and basic materials sectors, were undermined by falling commodity prices and global economic concerns. Investor sentiment deteriorated in early 2016 amid further deterioration in oil prices, fears that higher short-term interest rates might weigh on U.S. economic growth, and additional releases of disappointing economic data in China. These pressures drove the S&P 500 Index sharply lower in January and early February.

Equity markets staged a strong recovery starting in mid-February as investors responded positively to indications from the Federal Reserve Board that additional rate increases were likely to be delayed. Investors were also encouraged when some commodity prices rebounded and Chinese economic conditions appeared to be stabilizing. By mid-April, the S&P 500 Index had advanced into solidly positive territory, led by the energy and materials sectors. However, a weak corporate earnings report from Apple and weaker-than-expected GDP growth caused stocks to give back some of their previous gains during the last week of April, and the S&P 500 Index ended the reporting period little changed from where it began.

DISCUSSION OF FUND PERFORMANCE (continued)

Allocations and Stock Selections Undermined Returns

While richly valued utility stocks performed relatively well during the first four months of 2016, our disciplined stock selection process led us to avoid investments we believed to be overvalued, leaving the fund with little exposure to the sector. To a lesser degree, relative performance also lagged due to the fund’s overweighted exposure to information technology stocks and underweighted exposure to the industrials sector.

Some individual stock selections also hurt relative results. Several of the fund’s financial holdings—such as Voya Financial, American International Group, and Morgan Stanley—were undermined by falling bond yields and low interest rates. Notably disappointing performers in other market sectors included agricultural chemical maker CF Industries, telecommunications services provider Verizon Communications, pharmaceutical developer Eli Lilly & Co., and biotechnology firms Vertex Pharmaceuticals and Alexion Pharmaceuticals.

On a more positive note, several holdings fared relatively well. Top performers in the consumer discretionary sector included fast growing specialty retailers, such as apparel and home decor vendor The TJX Companies, cosmetics maker Ulta Salon, Cosmetics & Fragrance, and home improvement retailer The Home Depot. Certain media companies, such as CBS, Omnicom Group, and Time Warner, also advanced. Several information technology stocks contributed positively to returns, including semiconductor equipment maker Applied Materials and social media company Facebook, as did a few aerospace-and-defense holdings, such as Honeywell International and Raytheon. Notably strong performers in other sectors included health care plan provider UnitedHealth Group, independent oil-and-gas company Occidental Petroleum, telecommunications provider AT&T, construction materials maker Vulcan Materials, and real estate investment trust Communications Sales & Leasing.

Finding a Wide Range of Investment Opportunities

We currently see strong prospects for the kinds of companies in which the fund generally invests. In our view, continuing U.S. economic growth, stabilizing commodity prices and improving international indicators should support stock prices. We have found a relatively large number of investment opportunities meeting our investment criteria in the consumer discretionary, financials, information technology, basic materials, and energy sectors. In contrast, the fund holds underweighted exposure to stocks in the utilities, industrials, health care, consumer staples, and telecommunications services sectors.

May 16, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: Lipper Inc. – Reflects the reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Growth and Income Fund, Inc. from November 1, 2015 to April 30, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2016

Expenses paid per $1,000†	$ 4.64
Ending value (after expenses)	$985.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2016

Expenses paid per $1,000†	$ 4.72
Ending value (after expenses)	$1,020.19

† Expenses are equal to the fund’s annualized expense ratio of .94%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2016 (Unaudited)

Common Stocks - 99.5%	Shares		Value ($)
Automobiles & Components - 1.0%
Delphi Automotive	65,022		4,787,570
Tesla Motors	15,299	[a,b]	3,683,387
			8,470,957
Banks - 5.1%
Citigroup	185,154		8,568,927
JPMorgan Chase & Co.	338,693		21,405,398
PNC Financial Services Group	57,795		5,073,245
U.S. Bancorp	168,817		7,206,798
			42,254,368
Capital Goods - 6.3%
Danaher	87,018		8,418,991
Honeywell International	165,501		18,911,799
Raytheon	112,685		14,237,750
United Technologies	100,184		10,456,204
			52,024,744
Consumer Durables & Apparel - .6%
Hanesbrands	169,809	[a]	4,929,555
Consumer Services - 1.8%
Carnival	119,292		5,851,273
McDonald's	69,905		8,842,283
			14,693,556
Diversified Financials - 7.7%
BlackRock	14,371		5,120,818
Capital One Financial	95,207		6,892,035
Charles Schwab	188,555		5,356,847
Federated Investors, Cl. B	129,288		4,085,501
Goldman Sachs Group	58,972		9,677,895
Intercontinental Exchange	27,366		6,568,661
Invesco	86,057		2,668,628
Morgan Stanley	277,972		7,521,922
Synchrony Financial	246,344	[b]	7,530,736
TD Ameritrade Holding	34,138		1,018,336
Voya Financial	218,582		7,097,357
			63,538,736
Energy - 7.7%
EOG Resources	181,319		14,980,576
Hess	42,329		2,523,655

Common Stocks - 99.5% (continued)	Shares		Value ($)
Energy - 7.7% (continued)
Occidental Petroleum	290,870		22,295,185
Phillips 66	99,446	[a]	8,165,511
Pioneer Natural Resources	13,316		2,211,788
Schlumberger	172,609		13,867,407
			64,044,122
Exchange-Traded Funds - .3%
iShares Russell 1000 Value ETF	21,460		2,165,099
Food & Staples Retailing - .3%
CVS Health	24,460		2,458,230
Food, Beverage & Tobacco - 8.3%
Coca-Cola	368,440		16,506,112
ConAgra Foods	313,937		13,989,033
Kellogg	48,493		3,724,747
Molson Coors Brewing, Cl. B	144,396		13,808,589
Mondelez International, Cl. A	182,540		7,841,918
PepsiCo	125,541		12,925,701
			68,796,100
Health Care Equipment & Services - 5.6%
Boston Scientific	377,592	[b]	8,276,817
Cardinal Health	68,698		5,390,045
Centene	75,550	[b]	4,681,078
Dentsply Sirona	61,420		3,660,632
Medtronic	115,478		9,140,084
UnitedHealth Group	115,659		15,229,977
			46,378,633
Household & Personal Products - .8%
Estee Lauder, Cl. A	68,389		6,556,453
Insurance - 4.3%
Allstate	33,639		2,188,217
American International Group	137,037		7,649,405
Chubb	53,202		6,270,388
FNF Group	51,655		1,647,794
Hartford Financial Services Group	97,013		4,305,437
Progressive	112,365		3,663,099
Prudential Financial	121,834		9,459,192
			35,183,532
Materials - 4.1%
CF Industries Holdings	167,597		5,542,433
Dow Chemical	223,512		11,758,966

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 99.5% (continued)	Shares		Value ($)
Materials - 4.1% (continued)
Mosaic	48,507	[a]	1,357,711
Packaging Corporation of America	42,778		2,775,437
Sherwin-Williams	15,436		4,434,917
Vulcan Materials	78,786		8,479,737
			34,349,201
Media - 5.4%
CBS, Cl. B	132,746		7,421,829
Charter Communications, Cl. A	27,902	[a,b]	5,921,920
Comcast, Cl. A	107,479		6,530,424
Interpublic Group of Companies	302,850		6,947,379
Omnicom Group	105,878		8,784,698
Time Warner	91,754		6,894,396
Viacom, Cl. B	45,153		1,846,758
			44,347,404
Pharmaceuticals, Biotechnology & Life Sciences - 7.1%
AbbVie	137,324		8,376,764
BioMarin Pharmaceutical	33,882	[b]	2,869,128
Bristol-Myers Squibb	187,670		13,546,021
Eli Lilly & Co.	118,817		8,974,248
Merck & Co.	117,345		6,435,200
Pfizer	412,896		13,505,828
Vertex Pharmaceuticals	57,821	[b]	4,876,623
			58,583,812
Real Estate - 1.2%
Communications Sales & Leasing	289,646	[c]	6,728,477
Lamar Advertising, Cl. A	46,701		2,897,330
			9,625,807
Retailing - 6.6%
Amazon.com	24,310	[b]	16,034,633
Home Depot	78,442		10,502,599
Priceline Group	6,121	[b]	8,224,543
Staples	184,428		1,881,166
The TJX Companies	82,207		6,232,935
Tiffany & Co.	58,421	[a]	4,168,338
Ulta Salon Cosmetics & Fragrance	36,113	[b]	7,521,616
			54,565,830
Semiconductors & Semiconductor Equipment - 4.6%
Applied Materials	390,891		8,001,539
Broadcom	41,126		5,994,115

Common Stocks - 99.5% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 4.6% (continued)
Microchip Technology	175,772	[a]	8,540,761
Skyworks Solutions	42,676		2,851,610
Texas Instruments	224,184		12,787,455
			38,175,480
Software & Services - 12.9%
Alphabet, Cl. A	15,277	[b]	10,814,283
Alphabet, Cl. C	18,086	[b]	12,533,779
Citrix Systems	77,908	[b]	6,375,991
Cognizant Technology Solutions, Cl. A	92,120	[b]	5,377,044
Facebook, Cl. A	151,385	[b]	17,799,848
Fortinet	30,575	[b]	993,993
Intuit	45,284		4,568,703
Mobileye	28,456	[a,b]	1,085,596
Oracle	401,778		16,014,871
salesforce.com	106,036	[b]	8,037,529
Splunk	86,958	[a,b]	4,520,077
Visa, Cl. A	179,465		13,861,877
Workday, Cl. A	67,573	[a,b]	5,066,624
			107,050,215
Technology Hardware & Equipment - 3.2%
Apple	83,967		7,871,067
Cisco Systems	688,035		18,914,082
			26,785,149
Telecommunication Services - 2.2%
AT&T	316,379		12,281,833
Vodafone Group, ADR	181,590	[a]	5,945,257
			18,227,090
Transportation - 1.8%
Delta Air Lines	114,716		4,780,216
Union Pacific	117,830		10,278,311
			15,058,527
Utilities - .6%
NRG Yield, Cl. C	319,731	[a]	5,173,247
Total Common Stocks (cost $688,353,965)			823,435,847

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment - .3%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $2,427,689)	2,427,689	[d]	2,427,689
Investment of Cash Collateral for Securities Loaned - 2.2%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $18,244,023)	18,244,023	[d]	18,244,023
Total Investments (cost $709,025,677)	102.0%		844,107,559
Liabilities, Less Cash and Receivables	(2.0%)		(16,505,136)
Net Assets	100.0%		827,602,423

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

a Security, or portion thereof, on loan. At April 30, 2016, the value of the fund’s securities on loan was $39,520,020 and the value of the collateral held by the fund was $41,378,888, consisting of cash collateral of $18,244,023 and U.S. Government & Agency securities valued at $23,134,865.

b Non-income producing security.

c Investment in real estate investment trust.

d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	12.9
Food, Beverage & Tobacco	8.3
Diversified Financials	7.7
Energy	7.7
Pharmaceuticals, Biotechnology & Life Sciences	7.1
Retailing	6.6
Capital Goods	6.3
Health Care Equipment & Services	5.6
Media	5.4
Banks	5.1
Semiconductors & Semiconductor Equipment	4.6
Insurance	4.3
Materials	4.1
Technology Hardware & Equipment	3.2
Money Market Investments	2.5
Telecommunication Services	2.2
Consumer Services	1.8
Transportation	1.8
Real Estate	1.2
Automobiles & Components	1.0
Household & Personal Products	.8
Consumer Durables & Apparel	.6
Utilities	.6
Exchange-Traded Funds	.3
Food & Staples Retailing	.3
102.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2016 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $39,520,020)—Note 1(b):
Unaffiliated issuers	688,353,965	823,435,847
Affiliated issuers	20,671,712	20,671,712
Cash		28,928
Receivable for investment securities sold		19,768,096
Dividends and securities lending income receivable		812,275
Receivable for shares of Common Stock subscribed		23,551
Prepaid expenses		69,119
		864,809,528
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		672,882
Liability for securities on loan—Note 1(b)		18,244,023
Payable for investment securities purchased		17,807,257
Payable for shares of Common Stock redeemed		389,628
Accrued expenses		93,315
		37,207,105
Net Assets ($)		827,602,423
Composition of Net Assets ($):
Paid-in capital		677,833,206
Accumulated undistributed investment income—net		430,778
Accumulated net realized gain (loss) on investments		14,256,557
Accumulated net unrealized appreciation (depreciation) on investments		135,081,882
Net Assets ($)		827,602,423
Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		44,157,018
Net Asset Value Per Share ($)		18.74

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2016 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	8,256,465
Affiliated issuers	6,735
Income from securities lending—Note 1(b)	98,851
Total Income	8,362,051
Expenses:
Management fee—Note 3(a)	3,119,238
Shareholder servicing costs—Note 3(b)	619,899
Professional fees	48,329
Custodian fees—Note 3(b)	45,025
Prospectus and shareholders’ reports	28,550
Directors’ fees and expenses—Note 3(c)	20,511
Registration fees	18,877
Loan commitment fees—Note 2	6,799
Interest expense—Note 2	162
Miscellaneous	14,474
Total Expenses	3,921,864
Less—reduction in fees due to earnings credits—Note 3(b)	(4,709)
Net Expenses	3,917,155
Investment Income—Net	4,444,896
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	18,591,694
Net unrealized appreciation (depreciation) on investments	(37,858,288)
Net Realized and Unrealized Gain (Loss) on Investments	(19,266,594)
Net (Decrease) in Net Assets Resulting from Operations	(14,821,698)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
Operations ($):
Investment income—net	4,444,896	7,120,684
Net realized gain (loss) on investments	18,591,694	86,176,333
Net unrealized appreciation (depreciation) on investments	(37,858,288)	(43,728,930)
Net Increase (Decrease) in Net Assets Resulting from Operations	(14,821,698)	49,568,087
Dividends to Shareholders from ($):
Investment income—net	(4,932,887)	(6,356,527)
Net realized gain on investments	(89,494,888)	(79,480,220)
Total Dividends	(94,427,775)	(85,836,747)
Capital Stock Transactions ($):
Net proceeds from shares sold	19,367,310	51,220,826
Dividends reinvested	89,057,324	80,930,744
Cost of shares redeemed	(77,821,511)	(140,452,468)
Increase (Decrease) in Net Assets from Capital Stock Transactions	30,603,123	(8,300,898)
Total Increase (Decrease) in Net Assets	(78,646,350)	(44,569,558)
Net Assets ($):
Beginning of Period	906,248,773	950,818,331
End of Period	827,602,423	906,248,773
Undistributed investment income—net	430,778	918,769
Capital Share Transactions (Shares):
Shares sold	1,042,615	2,409,974
Shares issued for dividends reinvested	4,724,824	3,946,388
Shares redeemed	(4,184,583)	(6,648,127)
Net Increase (Decrease) in Shares Outstanding	1,582,856	(291,765)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	April 30, 2016	Year Ended October 31,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	21.29	22.18	20.06	15.35	13.72	13.19
Investment Operations:
Investment income—net[a]	.10	.16	.15	.18	.16	.16
Net realized and unrealized gain (loss) on investments	(.42)	.98	2.76	4.71	1.63	.53
Total from Investment Operations	(.32)	1.14	2.91	4.89	1.79	.69
Distributions:
Dividends from investment income—net	(.11)	(.15)	(.16)	(.18)	(.16)	(.16)
Dividends from net realized gain on investments	(2.12)	(1.88)	(.63)	-	-	-
Total Distributions	(2.23)	(2.03)	(.79)	(.18)	(.16)	(.16)
Net asset value, end of period	18.74	21.29	22.18	20.06	15.35	13.72
Total Return (%)	(1.50)[b]	5.52	14.95	32.11	13.11	5.23
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94[c]	.91	.92	.97	1.05	1.03
Ratio of net expenses to average net assets	.94[c]	.91	.92	.97	1.05	1.03
Ratio of net investment income to average net assets	1.07[c]	.76	.72	103	1.08	1.14
Portfolio Turnover Rate	29.04[b]	60.22	49.93	47.77	51.17	88.42
Net Assets, end of period ($ x 1,000)	827,602	906,249	950,818	780,590	522,626	502,238

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Growth and Income Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth, current income and growth of income consistent with reasonable investment risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic Common Stocks†	808,245,780	-	-	808,245,780
Equity Securities—Foreign Common Stocks†	13,024,968	-	-	13,024,968
Exchange—Traded Funds	2,165,099			2,165,099
Mutual Funds	20,671,712	-	-	20,671,712

†  See Statement of Investments for additional detailed categorizations.

At April 30, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2016, The Bank of New York Mellon earned $22,211 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2016 were as follows:

Affiliated Investment Company	Value 10/31/2015 ($)	Purchases ($)	Sales ($)	Value 4/30/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	10,944,849	75,083,566	83,600,726	2,427,689.3
Dreyfus Institutional Cash Advantage Fund	4,173,542	70,530,522	56,460,041	18,244,023	2.2
Total	15,118,391	145,614,088	140,060,767	20,671,712	2.5

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2016, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2015 was as follows: ordinary income $23,848,264 and long-term capital gains $61,988,483. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2016 was approximately $24,200 with a related weighted average annualized interest rate of 1.34%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at an annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor at an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 2016, the fund was charged $378,122 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2016, the fund was charged $149,512 for transfer agency services and $11,443 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $4,709.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2016, the fund was charged $45,025 pursuant to the custody agreement.

During the period ended April 30, 2016, the fund was charged $4,997 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

$512,526, Shareholder Services Plan fees $64,837, custodian fees $40,836, Chief Compliance Officer fees $3,208 and transfer agency fees $51,475.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2016, amounted to $243,920,069 and $297,192,479, respectively.

At April 30, 2016, accumulated net unrealized appreciation on investments was $135,081,882, consisting of $151,336,616 gross unrealized appreciation and $16,254,734 gross unrealized depreciation.

At April 30, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 17-18, 2016, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

“Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed with representatives of Dreyfus and its affiliates the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, except for the ten-year period when the fund’s performance was at the Performance Group median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was at the Expense Group median and above the Expense Universe median and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

NOTES

NOTES

NOTES

For More Information

Dreyfus Growth and Income Fund, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	DGRIX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0010SA0416

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Growth and Income Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    June 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    June 22, 2016

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    June 22, 2016

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)